                                                                     Exhibit 3.3

--------------                                                    -------------
     Number                          [LOGO]                          Shares
CDS
--------------                                                    -------------

                        Control Delivery Systems, Inc.

        Incorporated Under the Laws of the State of Delaware

                                             SEE REVERSE FOR CERTAIN DEFINITIONS

                                 COMMON STOCK

This certifies that                                         CUSIP  21238T  10  6




is the owner of

    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

                        CONTROL DELIVERY SYSTEMS, INC.

transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and to the provisions of the Certificate of Incorporation and the By-Laws of the Company as now or hereafter amended to which the holder of this Certificate assents by its acceptance.

     This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:


/s/ [ILLEGIBLE]                     [SEAL]                     /s/ [ILLEGIBLE]

TREASURER                                                              PRESIDENT

----------------------------------------------------    ----------------------------------------------------------------------------
         AMERICAN BANK NOTE COMPANY                                      PRODUCTION COORDINATOR: LISA MARTIN: 215-764-8625
        55TH STREET AND SANSOM STREET                                               PROOF OF JANUARY 23, 2001
           PHILADELPHIA, PA 19139                                                 CONTROL DELIVERY SYSTEMS, INC.
               (215) 764-8600                                                              H 69012 FACE
----------------------------------------------------    ----------------------------------------------------------------------------
        SALES: D. BURNS: 617-786-7600                                             OPERATOR:                  RL
----------------------------------------------------    ----------------------------------------------------------------------------
    /NET/BANKNOTE/HOME 46/CONTROL H69012                                                       rev 1
----------------------------------------------------    ----------------------------------------------------------------------------

                                        COUNTERSIGNED AND REGISTERED:
                                         AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                   TRANSFER AGENT AND REGISTRAR,
                                        BY



                                                           AUTHORIZED SIGNATURE.

                        CONTROL DELIVERY SYSTEMS, INC.

     The Company is authorized to issue more than one class of stock. A statement of the powers, designations, preferences, and the relative participating, optional or other rights of each class and series of stock and the qualifications, limitations or restrictions thereon will be provided without charge to each stockholder upon request to the Company.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

       TEN COM   - as tenants in common                                      UNIF GIFT MIN ACT-___________ Custodian____________
       TEN ENT   - as tenants by the entireties                                                   (Cust)               (Minor)
       JT TEN    - as joint tenants with right of
                   survivorship and not as tenants                                            under Uniform Gifts to Minors
                   in common
                                                                                              Act______________________
                                                                                                           (State)

    Additional abbreviations may also be used though not in the above list.

         For value received, _____________ hereby sell, assign and transfer unto


         PLEASE INSERT SOCIAL SECURITY OR OTHER
            IDENTIFYING NUMBER OF ASSIGNEE
         --------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------
         (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
                                      ASSIGNEE)

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         ---------------------------------------------------------------- shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

         -------------------------------------------------------------- Attorney
         to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.


         Dated _________________________


                                   X ___________________________________________
                             NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                     CORRESPOND WITH THE NAME AS WRITTEN UPON
                                     THE FACE OF THE CERTIFICATE IN EVERY
                                     PARTICULAR, WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER


            Signature(s) Guaranteed:____________________________________________
                                    THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                                    ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                    STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                    AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                    APPROVED SIGNATURE GUARANTEE MEDALLION
                                    PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.